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                             AMENDMENT NUMBER THREE TO
                             MAXWELL TECHNOLOGIES, INC.
                               1995 STOCK OPTION PLAN



     The Maxwell Technologies, Inc. 1995 Stock Option Plan (the "Plan") is hereby amended in the following respects:

     1.   COMMON STOCK SUBJECT TO OPTIONS.

     The maximum number of shares authorized under the Plan for grant of options as set forth in paragraph 4 of the Plan entitled "Common Stock Subject to Options", consisting of 1,290,000 shares of the Company's Common Stock as previously amended, is hereby adjusted to a maximum of 1,990,000 shares of the Company's Common Stock.

     2.   EFFECT OF AMENDMENTS.

     This amendment to the Plan shall be effective as of November 19, 1998, subject to the approval of the shareholders of Maxwell Technologies, Inc., at the Annual Shareholder's Meeting on January 27, 1999. Except to the extent specifically modified herein, the Plan shall remain in full force and effect.


                                        MAXWELL TECHNOLOGIES, INC.


                                        By: /s/ Donald M. Roberts
                                                Donald M. Roberts, Secretary


                                        Date:     January 28, 1999